                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): April 17, 2002



                    SCHLUMBERGER N.V. (SCHLUMBERGER LIMITED)
             (Exact name of registrant as specified in its charter)



    Netherlands Antilles                    1-4601                    52-0684746
(State or other jurisdiction       (Commission File Number)          (IRS Employer
      of incorporation)                                           Identification No.)



     153 East 53rd Street, 57th Floor
            New York, New York                                  10022-4624

          42, rue Saint-Dominique
               Paris, France                                       75007

              Parkstraat 83,
                The Hague,
              The Netherlands                                     2514 JG

(Addresses of principal executive offices)                 (Zip or Postal Codes)


    Registrant's telephone number in the United States, including area code:
                                 (212) 350-9400

Item 7.       FINANCIAL STATEMENTS AND EXHIBITS

c) Exhibits

       99.1 Question and Answer document on the April 17, 2002 Schlumberger Limited Press Release.

Item 9.       REGULATION FD DISCLOSURE

       The Question and Answer document attached hereto as Exhibit 99.1, which is incorporated in this Item 9 by reference, was posted on the Schlumberger internet web site (www.slb.com/ir) on April 17, 2002 and is furnished pursuant to Regulation FD.

SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SCHLUMBERGER N.V.
                                      (SCHLUMBERGER LIMITED)


                                      By:   /s/  Jean-Marc Perraud
                                          --------------------------------------
                                               Jean-Marc Perraud
                                               Executive Vice President and
                                               Chief Financial Officer

Date: April 17, 2002